ASSIGNMENT OF LEASES AND RENTS

     THIS ASSIGNMENT OF LEASES AND RENTS (the "Assignment") is made this 27th day of December, 1989, by LONDONTOWN CORPORATION, a Delaware corporation, ("Assignor"), to METLIFE CAPITAL CREDIT CORPORATION, a Delaware corporation ("Assignee").


                                   WITNESSETH

     FOR VALUE RECEIVED, Assignor does hereby SELL, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee, its successors and assigns, and grant to Assignee, its successors and assigns all of Assignor's interest in any and all leases, present or future, (all present leases being identified on Exhibit B attached hereto and incorporated herein by reference), written or oral, and all agreements for use or occupancy of any portion of the buildings and improvements now or hereafter on the real property situate and lying in Carroll County, Maryland, respectively and more particularly described on Exhibit A attached hereto and incorporated herein by this reference (hereinafter collectively referred to as the "Property").

     TOGETHER with any and all extensions and renewals thereof and any and all further leases, lettings or agreements (including subleases thereof and tenancies following attornment) upon or covering use or occupancy of all or any part of the Property (all such leases, agreements, subleases and tenancies heretofore mentioned are hereinafter collectively referred to as "Leases").

     TOGETHER with any and all guarantees of any tenant's performance under any of the Leases.

     TOGETHER with the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Assignor may now or shall hereafter (including the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Property or any part thereof, including but not by way of limitation: (a) minimum rents, additional rents, percentage rents, parking maintenance, tax and insurance contributions, deficiency rents and liquidated damages following default, the premium payable by any tenant upon the exercise of any cancellation privilege originally provided in any of the Leases, and any rights and claims of any kind which Assignor may have against any tenant under the Leases or any subtenants or occupants of the Property, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage or destruction to the Property (sometimes hereinafter collectively referred to as "Rents"); (b) payment for loss or damage, and rebate, refund or return of any premium, now or hereafter paid or payable under any policy of insurance covering the whole or any part of the said Property (sometimes hereinafter referred to as "Losses or Rebates"); (c) any sum or sums now due or hereafter to become due by reason of any taking of the whole or any part of the Property for public purposes, by right of eminent domain or otherwise, or by reason of any claim now or hereafter


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existing  against any and all parties  whomsoever for  compensation  for real or alleged harm or damage done to or in connection with the Property (sometimes hereinafter referred to as "Damages"); and (d) any abatement, rebate, refund or return, whether now or hereafter payable, of the whole or any part of any tax, assessment or other charge levied or assessed upon the whole or any part of the Property whether heretofore or hereafter levied or assessed or that hereafter is paid (sometimes hereinafter referred to as "Abatements").

     TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever, or for such shorter period as hereinafter may be indicated.

     The following covenants and agreements shall control the rights of Assignor and Assignee with respect to the Leases:

     1. Upon or at any time after and during a Default (as that term is defined in the Deed of Trust and Security Agreement of even date herewith from Assignor to Jack N. Zemil and Daniel L. Wieneke, Trustees for the benefit of Assignee [the "Deed of Trust"]), Assignor irrevocably constitutes and appoints Assignee, as its lawful attorney in its name and stead:

          (a) to collect any and all of the Rents, Losses or Rebates, Damages and/or Abatements;

          (b) to use such measures, legal or equitable, as in its reasonable discretion may be deemed necessary or appropriate to enforce the payment of the Rents, Losses or Rebates, Damages, Abatements and/or any security given in connection therewith;

          (c) to secure and maintain the use and/or possession of the Property and/or any part thereof;

          (d) to fill any and all vacancies and to rent, lease and/or let the Property and/or any part thereof at its reasonable discretion;

          (e) to order, purchase, cancel, modify, amend and/or in any and all ways control and deal with any and all policies of insurance of any and all kinds now or hereafter on or in connection with the whole or any part of the Property at its reasonable discretion and to adjust any loss or damage thereunder and/or to bring suit at law or in equity therefor and to execute and/or render any and all instruments deemed by Assignee to be necessary or appropriate in connection therewith;

          (f) to adjust, bring suit at law or in equity for, settle or otherwise deal with any taking of any or all of the Property for public purposes as aforsaid or any claim for real or alleged harm or damage as aforesaid and to execute and/or render any and all instruments deemed by Assignee to be necessary or appropriate in connection therewith;

          (g) to adjust, settle or otherwise deal with any Abatements and to execute and/or render any and all instruments deemed by Assignee to be necessary or appropriate in connection therewith;


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          (h)  to use  and  apply  Rents,  Losses  or  Rebates,  Damages  and/or
Abatements to the payment of any taxes, assessments and charges of any nature whatsoever that may be levied or assessed in connection with the Property, to the payment of premiums on such policies of insurance on or in connection with the whole or any part of the Property as may be deemed advisable by Assignee, to the payment of any and all indebtedness, liability or interest of the Assignor and/or those secured by the Loan Documents (as hereinafter defined), whether now existing or hereafter to exist, to the payment of all expenses in the care and management of the Property, including such repairs, alterations, additions and/or improvements to the Property or any part thereof, as may be deemed necessary or advisable by Assignee, to the payment of reasonable attorneys' fees, court costs, labor, charges and/or expenses incurred in connection with any and all things which Assignee may do or cause to be done by virtue hereof, and to the payment of such interest on the indebtedness or on any of the foregoing, if any, as may be deemed necessary or advisable by Assignee; and

          (i) to make contracts for the care and management of the whole or any part of the Property in such form and providing for such compensation as may be deemed advisable by Assignee, and for the performance or execution of any or all of these presents, to constitute, appoint, authorize and in its place and stead put and substitute one attorney or attorneys, and to do, execute, perform and finish for Assignor and in Assignor's name all and singular those things which shall be necessary or advisable or which Assignor's said attorney or its substitute or substitutes shall deem necessary or advisable in and about, for, concerning these presents or the Property as thoroughly, amply and fully as Assignor could do concerning the same, being personally present, and whatsoever Assignor's said attorney, or its substitute or substitutes shall do or cause to be done in, about or concerning these presents or the Property or any part of any of them Assignor hereby ratifies and confirms; and also hereby granting to Assignee full power and authority to exercise at any and all times each and every right, privilege and power herein granted, without notice to Assignor.

     2. Assignor warrants and represents to Assignee that all Leases are valid and enforceable; that no rent reserved in the Leases has been paid more than thirty (30) days in advance or assigned (except to General Electric Capital Corporation); that, to its knowledge, no tenant thereunder is in default of the terms thereof; that all Leases shall have been approved by Assignee prior to execution by Assignor; that it will not modify, alter, amend, terminate, cancel or accept a surrender of any of the Leases prior to the end of the term thereof, without first obtaining the written consent of Assignee, such consent not to be unreasonably withheld or delayed; and that no request will be made of any tenant to pay any rents, and no rents will be accepted other than security deposits, more than thirty (30) days in advance of the dates upon which such rents become due and payable under the terms of the Leases, it being agreed between Assignor and the tenants under the Leases that rents shall be paid as provided in the Leases and not otherwise, and in no event for more than one month in advance. Assignor shall observe and perform all obligations imposed upon landlord under said leases and shall not do or suffer to be done anything to impair the security thereof.


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     3. Notwithstanding any provision hereof,  Assignee grants to Assignor (a) a license to collect all rents under the Leases, such rent to be held in trust for Assignee, and (b) a license to manage the Property under the Leases and to otherwise undertake those actions set forth in Sections l(a) through (i) above to the extent permitted and subject to any limiations therein contained or set forth in any of the other Loan Documents. Each month, upon Assignor's compliance with all of its obligations required under a certain Deed of Trust Note, and a Deed of Trust and Security Agreement of even date herewith (as those terms are defined in the Deed of Trust and Security Agreement, and other documents of even date herewith which evidence and secure a loan from Assignee to Assignor in the amount of $14,000,000.00 (hereinafter the "Loan Documents"), Assignor may retain such rents as were collected that mouth and held in trust for Assignee. If in any month, there is a Default (as defined in the Deed of Trust) by Assignor under the terms of any of the Loan Documents, said license granted to Assignor will be automatically and immediately revoked. No notification of revocation is required.

     4. Upon revocation of said license, Assignee, its successors and assigns, shall promptly notify all lessees under the Leases that Assignee will forthwith collect all rents directly and not through its licensee. Assignee, its successors and assigns, may enter upon the Property and take possession thereof, and may do every act and thing that such Assignor or any subsequent owner of Property might or could do.

     5. Upon payment of all indebtedness secured by the Loan Documents, this Assignment shall be null and void, and Assignee agrees to execute instruments, in form reasonably satisfactory to Assignor, which shall reassign the Leases to Assignor.

     6. Assignor, as a condition of the license granted by Assignee, shall be responsible for the control, care and management of the Property and shall carry out all of the terms and conditions of the Leases. Assignee shall not be responsible for any waste committed or permitted on the Property by any tenant nor shall Assignee be liable by reason of any dangerous or defective condition on or about the Property, except if such condition is caused by the willful and intentional misconduct and gross negligence of Assignee. Assignor shall and does hereby agree to indemnify and to hold Assignee harmless of and from any and all liability, loss or damage which is made or might incur under any of the Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases except if such condition is caused by the willful and intentional misconduct and gross negligence of Assignee; should Assignee incur any such liability, loss or damage under any of the Leases or under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Assignor shall reimburse Assignee therefor within seven (7) days of demand.

     7. Assignee shall not in any way be responsible for failure to do any or all of the things for which rights, interest, power and/or authority are herein granted to it; and Assignee shall be liable for only such monies as


                                     - 4 -

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it actually receives under the terms hereof, provided,  however, that failure Of
Assignee to do any of the things or exercise any of the rights, interest, powers and/or authorities hereunder shall not be construed to be a waiver of any of the rights, interests, powers or authorities hereby assigned and granted to Assignee.

     8. Assignor will assign and transfer to Assignee any and all further leases upon all or any part of Property and will execute and deliver upon the request of Assignee any and all instruments from time to time reasonably requested by Assignee to carry these presents into effect or to accomplish any other purpose deemed by Assignee to be necessary or appropriate in connection with this Assignment or the Loan Documents. So long as there is no existing Default (as defined in the Deed of Trust), Assignee agrees that it will not seek to effect any lien to which Assignor may be entitled upon the personal property and trade fixtures of any of Assignor's lessees, and upon the receipt of a written request from any of Assignor's lessees, Assignee shall agree to waive its right to distrain against the personal property and trade fixtures of Assignor's lessees.

     9. These presents shall in no way operate to prevent Assignee from pursuing any remedy which it now or hereafter may have because of any present or future breach of the terms or conditions of the Loan Documents or any extension thereof.

     10. Assignor shall, within thirty (30) days after execution of this Assignment, notify all present tenants, and agrees to notify all future tenants, that Assignor collects and receives all rents under authority of a license granted to it by Assignee and that, if any tenant receives notice from Assignee that Assignor's license to collect and receive rents has been revoked, such tenant shall, upon receipt of said notice and from that time forward, pay all unpaid rent directly to Assignee or as instructed by Assignee.

     11. The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and all subsequent holders of the Loan Documents.

     12. This Assignment is to construed and enforced according to, and governed by, the laws of the State of Maryland.

     13. Assignor agrees that Assignee may exercise any and all of its rights hereunder through the trustees under the Deed of Trust for the Property, and Assignor hereby confirms to said trustees and their successors, that they shall have the same rights and interest as Assignee in the event of Assignee's direction that said trustees act hereunder.


                                      - 5 -

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     IN WITNESS  WHEREOF,  this Assignment of Leases and Rents has been properly executed and sealed by Assignor on the day and year first written above.

WITNESS/ATTEST:                               LONDONTOWN CORPORATION, a Delaware
                                              corporation

/s/                                          By: /s/ Zachary C.Goldman    (SEAL)
---------------------------------               ---------------------------
   Assistant Secretary                          Zachary C.Goldman Vice President
                                                  and Chief Financial officer





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                                   EXHIBIT A

                          DESCRIPTION OF REAL PROPERTY

               BEING A 35.733 ACRE TRACT AT LONDONTOWN BOULEVARD,
         EAST OF MARYLAND ROUTE 32, ELDERSBURG, CARROLL COUNTY, MARYLAND
         ---------------------------------------------------------------

     BEGINNING on the northeast side of the 50 foot wide right-of-way at the westernmost corner of parcel "A" containing 29.44 acres of land and shown on the plat titled "Londontown Manufacturing Company" as recorded among the Land Records of Carroll County in plat book 14 page 71, running thence binding on the west and north outlines of said parcel "A" six courses (1) North 51 degrees 00 minutes 00 seconds East 279.58 feet, (2) North 22 degrees 00 minutes 00 seconds East 997.85 feet, (3) South 46 degrees 55 minutes 54 seconds East 785.00 feet,
(4) South 75 degrees 05 minutes 24 seconds East 692.44 feet, (5) South 15 degrees 53 minutes 44 seconds West 702.42 feet, (6) South 76 degrees 22 minutes 37 seconds West 734.39 feet to the northeast side of said 50 foot wide right-of-way, thence binding thereon and binding also on the southwest outlines of said parcel "A" four courses (7) North 60 degrees 44 minutes 21 seconds West
13.88 feet (8) Northwesterly by a curve to the left with a radius of 850.00 feet, the arc distance of 207.19 feet, (9) Northwesterly by a curve to the right with a radius of 1934.77 feet the arc distance of 800.38 feet and (10) North 51 degrees 00 minutes 00 seconds West 22.00 feet to the place of beginning.

     TOGETHER WITH the right and privilege to the use, in common with others entitled thereto, of such portion of a 50-foot-wide right-of-way running along a portion of the southwesterly boundary of parcel "A" described hereunder, and continuing along the southwesterly boundary of parcel "C", as shown on the aforementioned plat, to Maryland Route 32, for the purpose of ingress, egress

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and regress to and from the parcels of land  described  hereunder  and  Maryland
Route 32, as set forth in and subject to the terms, conditions and reservations regarding the same in the Deed dated November 26, 1988 from INTERCO INCORPORATED to INTERCO SUBSIDIARY, INC. and recorded among the Land Records of Carroll County, Maryland at Book 1122 Page 944, saving and excepting that portion of the 50 foot right-of-way conveyed to County Commissioners of Carroll County on January 31, 1977 by that certain Deed recorded among the Land Records of Carroll County, Maryland at Book 654 Page 119.

     BEING THE SAME parcels of land granted and conveyed in the Deed from INTERCO INCORPORATED to INTERCO SUBSIDIARY, INC., dated November 26, 1988 and recorded among the Land Records of Carroll County, Maryland at Book 1122, Page 944 and the Deed from INTERCO SUBSIDIARY, INC. to LONDONTOWN CORPORATION, dated November 26, 1988 and recorded among the Land Records of Carroll County, Maryland at Book 1122, Page 947.

CONTAINING 35.733 acres of land.

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                                    EXHIBIT B

                               LIST OF ALL LEASES


1.   NO currently existing leases.